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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          October 3, 2005
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                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

        1-4219                                             74-1339132
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(Commission File Number)                                  (IRS Employer
                                                        Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York              14618
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(Address of Principal Executive Offices)                       (Zip Code)

(585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01   Entry into a Material Definitive Agreement

As previously reported, Zapata Corporation ("Zapata") has agreed to sell its 4,162,394 shares of common stock in Safety Components International, Inc. ("Safety Components") to the WLR Recovery Fund II, L.P and WLR Recovery Fund II, L.P. (collectively, the "WLR Recovery Funds") pursuant to the terms and conditions of a Stock Purchase Agreement dated September 23, 2005, as amended.

On October 3, 2005, Zapata's board of directors approved a capital contribution to Safety Components in the amount of $1,000,000 as an inducement for Safety Components' management to continue employment through the completion of the proposed sale to WLR Recovery Funds. The $1,000,000 capital contribution shall be made directly to Safety Components and, thereafter, will be distributed by the Safety Components compensation committee as bonuses to certain executive officers and key employees.

Zapata's obligation to make payment of the capital contribution to Safety Components is subject to the satisfactory completion of certain conditions, including the consummation of the transactions contemplated in the Stock Purchase Agreement and the Chief Executive Officer, President and Vice President-Finance and the other management members of Safety Components shall be in the employ of Safety Components as of the closing of the transactions contemplated by the Stock Purchase Agreement.

Special Note Regarding Forward-Looking Statements.

Information included in this Form 8-K includes forward-looking statements that are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "plan," "intend," "estimate," "project," "will," "could," "may," and similar expressions are intended to identify forward-looking statements. Actual results may differ materially from the results discussed in the forward-looking statements as a result of important risk factors including, but not limited to, actual or reported damage or destruction of property, inventory, equipment or the environment and suspension of operations. Zapata assumes no obligation to update forward-looking statements or to update the reasons actual results could differ from those projected in the forward-looking statements.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ZAPATA CORPORATION


Date:  October 7, 2005                   By:    /s/ Leonard DiSalvo
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                                         Name:  Leonard DiSalvo
                                         Title: Vice President - Finance and CFO


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